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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 10, 2008


                         Mayfair Mining & Minerals, Inc.
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                 (Exact name of registrant specified in Charter)


          Nevada                      333-102117               45-0487294
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)


         South Lodge, Paxhill Park, Lindfield, West Sussex, RH16 2QY, UK
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                    (Address of principal executive offices)

                                44-(1444)-220210
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                           (Issuer's Telephone Number)


                                    No Change
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         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02.  Departure of Directors or Certain Officers

The Company announces the resignation and departure of a Director, and the termination of an officer.

On July 10, 2008, the Board of Directors of the Company received from Mr. Peter Davy his written resignation as a Director.

On July 11, 2008, the Board of Directors of the Company terminated and removed Mr. Davy as Chief Operating Officer and terminated his agreement as a consultant to the Company.

To the best of the Company's knowledge, there are no arrangements or understandings between Mr. Davy and any other person related to his resignation as a Director.

There are no committees of the Board of Directors to which Mr. Davy was ever named or served.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (a) Not applicable

      (b) Not applicable

      (c) Exhibits: None


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MAYFAIR MINING & MINERALS, INC.


                                    By: /s/ "Clive de Larrabeiti"
Dated: July 15, 2008                    ----------------------------------------
                                        Clive de Larrabeiti, President




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